UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 7276 )

Exact name of registrant as specified in charter: Putnam California Investment Grade Municipal Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2007

Date of reporting period: May 1, 2006— October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam California Investment Grade Municipal Trust

10|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam California Investment Grade Municipal Trust

10| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	27
Shareholder meeting results	43

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam California Investment Grade Municipal Trust: potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Investment Grade Municipal Trust. This fund explores the vast California municipal bond market to deliver to investors the potential for high current income and tax advantages.

Municipal bonds are typically issued by municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income tax rate is among the highest in the United States. And the sheer size of the California municipal bond market —it offers more tax-exempt issues than any other state’s market — provides a wide array of investment opportunities.

The fund seeks to capitalize on the opportunities available in California by investing in bonds across a range of market sectors, with a focus on investment-grade bonds (those rated Baa or higher in quality). In addition, the fund uses leverage — that is, it invests with funds raised by issuing preferred shares — in an effort to take greater advantage of investment opportunities.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings, either by acquiring more of a particular bond or selling it, for the benefit of the fund and its shareholders.

The fund concentrates its investments by region, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Putnam California Investment Grade Municipal Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax and California personal income tax as Putnam management believes is consistent with the preservation of capital. It may be suitable for investors seeking tax-free income through high-quality investments primarily issued in California who are willing to accept the risk associated with the use of leverage.

Highlights

• For the six months ended October 31, 2006, Putnam California Investment Grade Municipal Trust had a total return of 5.39% at net asset value (NAV), and 6.31% at market price.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 4.12% .

• The average return for the fund’s Lipper category, California Municipal Debt Funds (closed-end), was 5.60% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 10/31/06

Since the fund’s inception (11/27/92), average annual return is 6.98% at NAV and 5.63% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.12%	5.29%	81.15%	67.39%

5 years	5.96	4.45	33.60	24.31

3 years	6.87	7.40	22.07	23.90

1 year	7.48	7.74	7.48	7.74

6 months	—	—	5.39	6.31

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Economic prosperity and solid corporate earnings contributed to the strong performance of lower-rated municipal bonds during the six months ended October 31, 2006. Uninsured bonds and those rated below investment grade outperformed higher-quality bonds, as robust demand from both traditional and nontraditional buyers seeking higher yields drove prices up. Your fund’s high-quality investment focus meant that it had only limited exposure to this sector, which explains the mixed performance results for the semiannual period. The fund’s results at NAV outperformed the benchmark index, which consists solely of investment-grade bonds. However, these results slightly lagged the average for the fund’s Lipper category. We believe the relatively short portfolio duration, intended to reduce the impact of rising rates, also played a part in this relative underperformance, especially since the portfolio had less exposure than its peers to longer-maturity municipal bonds. With the yield curve continuing to flatten during the reporting period, prices of municipal bonds with maturities of 15 to 30 years improved to a greater extent than prices of bonds with short to intermediate maturities.

Market overview

Following a string of 17 increases in the federal funds rate — including two that occurred during the reporting period —the Fed suspended its credit-tightening program in August, opting to hold the benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases are possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

As the market anticipated the Fed’s rate-tightening pause, bond yields declined across the maturity spectrum during the period, resulting in an impressive rally, especially among long-term bonds. In fact, because yields on longer-term bonds declined more than yields on shorter-term bonds, the yield curve — a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity — flattened. Tax-exempt bonds continued to outperform comparable Treasury bonds, especially among long-term maturities.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included bonds issued by hospitals, utilities, and long-term care facilities, as well as land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds. Limited issuance of tobacco settlement-related securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group, a strategy that

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 10/31/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	4.12%

Lehman Aggregate Bond Index (broad bond market)	4.60%

Lehman Government Bond Index (U.S. Treasury and agency securities)	4.39%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	4.67%

Equities

S&P 500 Index (broad stock market)	6.11%

Russell 1000 Index (large-company stocks)	5.55%

Russell 2000 Index (small-company stocks)	0.90%

detracted moderately from results as bonds with longer maturities generally outperformed those with shorter maturities. In order to keep the fund’s duration relatively short, we limited its exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. We also used Treasury bond futures to manage the portfolio’s duration. This strategy enabled us to achieve our target duration without trading large volumes of securities, which takes time and can be expensive for the fund. In light of the changing interest-rate environment, we maintained the fund’s defensive duration posture relative to the peer group.

Compared to others in its peer group, the fund’s higher overall credit quality held back performance, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. Although we continue to seek opportunities among lower-rated bonds that meet our credit standards, we believe valuations at the lower-quality tiers of the market have become stretched and intend to continue favoring higher-quality bonds over the near term.

Your fund’s holdings

The benefits of active management and extensive research frequently become

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

apparent when we decide to buy, hold, or sell a municipal bond before most investors recognize the opportunity. This was the case with the fund’s investments in Puerto Rico bonds, which offer tax-exempt income to investors in all 50 states and have, over time, proven useful in diversifying the fund’s portfolio. These bonds, which are backed by the full faith and credit of the state or local government, are used to finance many public programs and services.

With large budget deficits plaguing Puerto Rico in recent years, Puerto Rico bonds underperformed in the early months of the fiscal year. The situation came to a head this past May, when Puerto Rico’s primary lender refused a badly needed loan until a new tax was enacted. When the legislature balked at passing the new tax, the governor partially shut down the government. As a result, Puerto Rico bonds were downgraded from Baa2 to Baa3 by Moody’s. This generated concern in the investor community about the creditworthiness of Puerto Rico, and credit spreads on uninsured Puerto Rico bonds widened as a result. We viewed the situation as a temporary setback, and took advantage of the opportunity to add these bonds to the portfolio at favorable price levels. Waiting out the storm proved not only prudent, but rewarding for the fund. The governor and the legislature finally agreed to a new consumption tax to be enacted in November 2006. Given the

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

added revenue, the Government Development Bank was willing to make the necessary loan to keep the government running. We’re pleased to report that in the final months of the reporting period, the Puerto Rico bonds performed well.

In the early months of the reporting period, two of the fund’s investments —the Tobacco Securitization Authority of Southern California tobacco settlement bonds and the Santa Maria Joint Union High School District bonds —were pre-refunded. Pre-refundings occur when a municipality issues new bonds to raise funds to pay off an older issue. This money is then invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date, effectively raising the bond’s perceived rating and frequently its market value. This was certainly the case with the Tobacco Securitization bonds, which, in effect, experienced a perceived upgrade to the highest rating of AAA. We sold the Santa Maria bonds by the end of the period, and are maintaining the fund’s position in the Tobacco Securitization bonds.

We continued to increase the fund’s holdings in the single-family housing sector, a strategy that helped performance results as rising interest rates and declining mortgage prepayments helped this sector perform well over the period. Single-family housing bonds provide below-market-rate mortgages to qualified borrowers and are primarily issued by state housing agencies to support housing for first-time home buyers, the elderly and veterans or are used to promote regional development. We believe that the market has overly discounted the potentially negative impact of mortgage prepayments on the sector, particularly in light of the higher interest rates, which are likely to slow prepayments. Two new bonds issued by the California Housing Finance Agency were added to the portfolio in September and another in October.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

It appears that the Fed has left the door open for future rate increases as it continues its efforts to engineer a “soft landing” for the economy. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively —is at its narrowest point since 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain an allocation to the sector, believing that the bonds continue to offer an attractive risk/reward profile. We are also maintaining the fund’s exposure to the single-family housing sector, and will look to add to these holdings as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/06

				Lipper California
				Municipal
			Lehman	Debt Funds
		Market	Municipal	(closed-end)
	NAV	price	Bond Index	category average*

Annual average
Life of fund
(since 11/27/92)	6.98%	5.63%	6.16%	6.69%

10 years	81.15	67.39	76.60	87.74
Annual average	6.12	5.29	5.85	6.49

5 years	33.60	24.31	27.94	37.28
Annual average	5.96	4.45	5.05	6.53

3 years	22.07	23.90	14.97	26.33
Annual average	6.87	7.40	4.76	8.07

1 year	7.48	7.74	5.75	8.24

6 months	5.39	6.31	4.12	5.60

Performance assumes reinvestment of distributions and does not account for taxes.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 10/31/06, there were 25, 25, 25, 20, and 13 funds in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/06

Distributions — common shares*

Number	6

Income[1]	$0.3114

Capital gains[2]	—

Total	$0.3114

	Series A
Distributions — preferred shares*	(320 shares)

Income[1]	$859.99

Capital gains[2]	—

Total	$859.99

Share value:	NAV	Market price

4/30/06	$14.78	$13.14

10/31/06	15.22	13.65

Current yield (end of period)
Current dividend rate[3]	4.09%	4.56%

Taxable equivalent[4]	7.02	7.82

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 41.70% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/06

	NAV	Market price

Annual average
Life of fund (since 11/27/92)	6.97%	5.55%

10 years	82.75	62.76
Annual average	6.21	4.99

5 years	33.54	23.64
Annual average	5.96	4.34

3 years	20.32	20.81
Annual average	6.36	6.50

1 year	5.54	4.18

6 months	4.34	3.42

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. James St. John is the Portfolio Leader, and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 10/31/05.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$35,000	$ 92,000,000

Putnam employees	$ 3,000	$427,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $40,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

James St. John is the Portfolio Leader and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

James St. John, Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2006, Portfolio Member James St. John became Portfolio Leader and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes followed the departure of Portfolio Leader David Hamlin from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 88th percentile in management fees and in the 88th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam

Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

92nd	88th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 26, 26, and 16 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-, three- and five-year periods ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that the fund is under-leveraged relative to its Lipper peer group and as such has had lower yields and returns in market conditions over the last several years.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper California Municipal Debt Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2006, were 93%, 80%, and 79%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 24th out of 25, 16th out of 19, and 11th out of 13 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 10/31/06 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance

COP Certificate of Participation	G.O. Bonds General Obligation Bonds

FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company

FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized

MUNICIPAL BONDS AND NOTES (122.3%)*

	Rating **	Principal amount	Value

California (119.5%)
ABAG Fin. Auth. COP
(American Baptist Homes), Ser. A, 6.2s, 10/1/27	BBB–	$500,000	$511,560
(Odd Fellows Home), 6s, 8/15/24	A+	1,000,000	1,028,350
ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC,
zero %, 8/1/20	Aaa	1,000,000	558,750
Alhambra, Unified School Dist. G.O. Bonds
(Election of 2004), Ser. A, FGIC, 5s, 8/1/25	Aaa	1,880,000	2,006,016
Allan Hancock, Joint Cmnty. College Dist.
G.O. Bonds (Election of 2006), Ser. A, FSA,
5s, 8/1/25	Aaa	1,655,000	1,781,839
Anaheim, Pub. Fin. Auth. Rev. Bonds (Distr. Syst.),
MBIA, 5 1/4s, 10/1/22	Aaa	1,530,000	1,679,206
Beverly Hills, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. B, 5s, 8/1/20	Aa2	1,325,000	1,429,993
CA G.O. Bonds, 5 3/4s, 12/1/29	A1	160,000	171,656
CA Rev. Bonds (Stanford Hosp. & Clinics), Ser. A,
5s, 11/15/23	A2	500,000	527,245
CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/16	A2	230,000	248,494
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	750,000	756,435
CA Hlth. Fac. Auth. Rev. Bonds (Sutter Hlth.),
Ser. A, MBIA, 5 3/8s, 8/15/30 #	Aaa	1,600,000	1,657,632
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Kaiser Permanente), Ser. A, 5s, 4/1/37	A+	1,000,000	1,042,660
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A3	100,000	107,675
CA Hsg. Fin. Agcy. Rev. Bonds
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	Aaa	500,000	542,540
(Multi-Fam. Hsg. III), Ser. B, MBIA, 5 1/2s, 8/1/39	Aaa	1,650,000	1,696,233
(Home Mtge.), Ser. I, 4.6s, 8/1/21	Aa2	1,150,000	1,162,880
(Home Mtge.), Ser. K, 4.55s, 8/1/21	Aa2	400,000	402,196
CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Science Ctr. Phase II), Ser. B, FGIC, 5s, 5/1/23	AAA	600,000	645,048
CA Poll. Control Fin. Auth. Solid Waste Disp. Rev.
Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	240,000	256,603

MUNICIPAL BONDS AND NOTES (122.3%)* continued

	Rating **	Principal amount	Value

California continued
CA State G.O. Bonds
5 3/4s, 12/1/29 (Prerefunded)	A1	$520,000	$558,990
5 1/4s, 12/1/23	A+	1,000,000	1,081,670
5 1/8s, 4/1/23	A+	250,000	266,390
5s, 5/1/24	A1	2,000,000	2,119,180
Ser. 2, 5s, 9/1/23	A1	500,000	532,965
CA State U. Syst. Rev. Bonds, Ser. A, AMBAC,
5s, 11/1/33	Aaa	2,290,000	2,388,653
CA Statewide Cmntys. Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB	950,000	968,041
CA Statewide Cmntys. Dev. Auth. Multi-Fam.
Rev. Bonds (Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29	A–	850,000	877,005
CA Statewide Cmntys. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. B,
4 7/8s, 10/1/31	BBB–	470,000	474,752
CA Statewide Cmntys. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	455,000	482,532
CA Tobacco Securitization Agcy. Rev. Bonds (Gold
Cnty. Funding Corp.), 5 3/4s, 6/1/27 (Prerefunded)	AAA	970,000	1,076,574
Capistrano, Unified School Dist. Cmnty. Fac. Special
Tax Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29
(Prerefunded)	BBB/P	1,000,000	1,077,590
Central CA Joint Pwr. Hlth. Fin. Auth. COP
(Cmnty. Hosp. of Central CA)
6s, 2/1/30	Baa2	200,000	209,382
6s, 2/1/20	Baa2	500,000	525,920
Central Marin, Sanitation Agcy. Rev. Bonds, MBIA,
5s, 9/1/26	Aaa	650,000	699,621
Cerritos, Cmnty. College Dist. G.O. Bonds
(Election of 2004), Ser. A, MBIA, 5s, 8/1/24	Aaa	125,000	133,161
Chabot-Las Positas, Cmnty. College Dist.
G.O. Bonds (Election of 2004), Ser. A, MBIA, 5s,
8/1/25 (Prerefunded)	Aaa	1,945,000	2,135,785
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	A1	225,000	236,327
Commerce, Redev. Agcy. Rev. Bonds (Project 1),
zero %, 8/1/21	BBB	1,500,000	639,285
Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	500,000	509,625
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	A–	750,000	774,113
Duarte, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, FSA, zero %, 11/1/27	Aaa	1,585,000	625,267
Folsom Cordova, Unified School Dist. No. 2
G.O. Bonds (Election of 2002), Ser. B, FSA,
5s, 10/1/28	Aaa	1,275,000	1,352,699
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	1,200,000	1,250,184

MUNICIPAL BONDS AND NOTES (122.3%)* continued

	Rating **	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-3, 7 7/8s, 6/1/42	BBB	$300,000	$369,369
Ser. 03-A1, 6 3/4s, 6/1/39	BBB	1,000,000	1,147,670
Ser. 03 A-1, 6 1/4s, 6/1/33	BBB	1,030,000	1,149,593
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38 (Prerefunded)	AAA	1,500,000	1,676,445
Jurupa, Unified School Dist. G.O. Bonds
(Election of 2001), FGIC, 5s, 8/1/25	Aaa	1,920,000	2,028,922
Kern, Cmnty. College Dist. G.O. Bonds (Election of
2002 Safety Repair & Impt.), FSA, zero %, 11/1/22	Aaa	1,500,000	751,290
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds,
Ser. C, 5s, 7/1/34	Aaa	1,500,000	1,583,775
Los Angeles, Sanitation Equip. Rev. Bonds, Ser. A,
AMBAC, 5s, 2/1/24	Aaa	1,130,000	1,196,026
Los Angeles, Unified School Dist. G.O. Bonds
(Election of 2004), Ser. G, AMBAC, 5s, 7/1/24	Aaa	1,250,000	1,348,250
Los Angeles, Wtr. & Pwr. Rev. Bonds (Pwr. Syst.),
Ser. B, FSA, 5 1/8s, 7/1/20	Aaa	2,000,000	2,153,340
Novato, Unified School Dist. G.O. Bonds, FSA,
5s, 8/1/27	Aaa	1,000,000	1,061,190
Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	500,000	536,050
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	500,000	559,905
Sacramento, City Unified School Dist. G.O. Bonds
(Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,105,080
San Diego, Assn. of Bay Area Governments Fin.
Auth. For Nonprofit Corps. Rev. Bonds (San Diego
Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	250,000	272,218
San Jose Fin. Auth. Rev. Bonds (Civic Ctr.), Ser. B,
AMBAC, 5s, 6/1/27	Aaa	2,000,000	2,081,780
San Jose, Redev. Agcy. Tax Alloc. (Merged Area
Redev.), FGIC, 5s, 8/1/27	Aaa	1,270,000	1,335,151
San Jose, Unified School Dist. Santa Clara Cnty.,
G.O. Bonds (Election of 2002), Ser. B, FGIC,
5s, 8/1/25	Aaa	1,750,000	1,867,303
San Juan, Basin Auth. Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/34	Aaa	1,000,000	1,040,310
San Juan, Basin Auth. Lease Rev. Bonds (Ground
Wtr. Recvy.), AMBAC, 5s, 12/1/22	Aaa	1,000,000	1,052,900
San Ramon Valley, Unified School Dist. G.O. Bonds
(Election of 2002), FSA, 5s, 8/1/24	Aaa	1,425,000	1,518,038
Santa Barbara, Elementary School Dist. G.O. Bonds
(Election of 1998), Ser. B, FSA, 5s, 8/1/29	Aaa	1,000,000	1,059,140
Solono, Cmnty. College. (Election of 2002), Ser. B,
FGIC, zero %, 8/1/23	Aaa	2,500,000	1,142,150
State Center, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, MBIA, 5 1/4s, 8/1/25	Aaa	1,125,000	1,223,258

MUNICIPAL BONDS AND NOTES (122.3%)* continued

	Rating **	Principal amount	Value

California continued
Tobacco Securitization Auth. of Southern CA
Rev. Bonds
Ser. B, 6s, 6/1/43 (Prerefunded)	AAA	$500,000	$562,555
Ser. A1-SNR, 4 3/4s, 6/1/25	BBB	200,000	202,150
Torrance, Memorial Med. Ctr. Rev. Bonds, Ser. A,
6s, 6/1/22	A1	500,000	554,460
Tustin, Unified School Dist. Special Tax (Cmnty. Fac.
Dist. No. 97-1), FSA, 5s, 9/1/32	Aaa	1,000,000	1,041,970
U. of CA Rev. Bonds, Ser. A, AMBAC,
5 1/8s, 5/15/18	Aaa	1,000,000	1,081,420
Vacaville, Unified School Dist. G.O. Bonds
(Election of 2001), MBIA, 5s, 8/1/30	AAA	1,000,000	1,060,990
Vallejo, COP (Marine World Foundation),
7s, 2/1/17	BBB–/P	800,000	821,216
Victor, Elementary School Dist. COP (School
Construction Refinancing), MBIA, 6.45s, 5/1/18	Aaa	3,345,000	4,015,472
West Contra Costa Unified School Dist. G.O. Bonds
(Election of 2002), Ser. C, FGIC, 5s, 8/1/29	AAA	2,170,000	2,290,956
WM S. Hart, Unified High School Dist. G.O. Bonds,
Ser. A, MBIA, 5s, 9/1/23	Aaa	1,000,000	1,059,790
			82,158,854

Puerto Rico (2.0%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
5 1/4s, 7/1/30	BBB	175,000	188,307
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds
Ser. C, 5 1/4s, 1/1/15	BBB	500,000	535,930
Ser. B, 5s, 12/1/13	BBB	125,000	133,190
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. I, 5 1/4s, 7/1/29	BBB	500,000	533,381
			1,390,808

Virgin Islands (0.8%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC, 5s, 10/1/24	Aaa	500,000	541,840

TOTAL INVESTMENTS

Total investments (cost $79,682,256)			$84,091,502

* Percentages indicated are based on net assets of $68,767,879.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2006. Securities rated by Putnam are indicated by “/P”. Securities rated by Fitch are indicated by “/F”.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2006.

At October 31, 2006, liquid assets totaling $1,082,188 have been designated as collateral for open futures contracts.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at October 31, 2006 (as a percentage of net assets):
Health care	12.7%
Education	12.3
Utilities & power	11.3
The fund had the following insurance concentrations greater than 10% at October 31, 2006 (as a percentage of net assets):
MBIA	22.3%
FSA	19.6
FGIC	18.8
AMBAC	14.8

FUTURES CONTRACTS OUTSTANDING at 10/31/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Long)	10	$1,082,188	Dec-06	$12,324

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $79,682,256)	$84,091,502

Cash	27,273

Interest and other receivables	1,156,691

Receivable for variation margin (Note 1)	4,687

Total assets	85,280,153

LIABILITIES

Distributions payable to shareholders	234,491

Accrued preferred shares distribution payable (Note 1)	37,678

Payable for compensation of Manager (Note 2)	119,991

Payable for investor servicing and custodian fees (Note 2)	6,835

Payable for Trustee compensation and expenses (Note 2)	40,917

Payable for administrative services (Note 2)	2,222

Other accrued expenses	70,140

Total liabilities	512,274

Series A remarketed preferred shares: (320 shares authorized
and outstanding at $50,000 per share) (Note 4)	16,000,000

Net assets applicable to common shares outstanding	$68,767,879

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Note 1)	$62,930,550

Distributions in excess of net investment income (Note 1)	(167,729)

Accumulated net realized gain on investments (Note 1)	1,583,488

Net unrealized appreciation of investments	4,421,570

Total — Representing net assets applicable to common shares outstanding	$68,767,879

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($68,767,879 divided by 4,518,749 shares)	$15.22

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/06 (Unaudited)

INTEREST INCOME	$1,857,414

EXPENSES

Compensation of Manager (Note 2)	235,910

Investor servicing fees (Note 2)	16,472

Custodian fees (Note 2)	19,961

Trustee compensation and expenses (Note 2)	15,796

Administrative services (Note 2)	6,944

Auditing	44,051

Legal fees	30,371

Other	49,874

Total expenses	419,379

Expense reduction (Note 2)	(15,542)

Net expenses	403,837

Net investment income	1,453,577

Net realized gain on investments (Notes 1 and 3)	1,359,597

Net realized gain on futures contracts (Note 1)	13,359

Net unrealized appreciation of investments
and futures contracts during the period	825,682

Net gain on investments	2,198,638

Net increase in net assets resulting from operations	$3,652,215

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(275,196)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$3,377,019

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	10/31/06*	4/30/06

Operations:
Net investment income	$ 1,453,577	$ 3,246,965

Net realized gain on investments	1,372,956	537,702

Net unrealized appreciation (depreciation) of investments	825,682	(2,025,728)

Net increase in net assets resulting from operations	3,652,215	1,758,939

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(275,196)	(376,444)

From net realized long-term gains on investments	—	(57,005)

Net increase in net assets resulting from operations
(applicable to common shareholders)	3,377,019	1,325,490

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(1,406,878)	(2,971,458)

From net realized long-term gain on investments	—	(670,314)

Decrease from shares repurchased (Note 5)	—	(1,172,918)

Total increase (decrease) in net assets	1,970,141	(3,489,200)

NET ASSETS

Beginning of period	66,797,738	70,286,938

End of period (including distributions in excess of net investment income of $167,729 and undistributed net investment
income of $60,768, respectively)	$68,767,879	$66,797,738

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	4,518,749	4,607,092

Shares repurchased (Note 5)	—	(88,343)

Common shares outstanding at end of period	4,518,749	4,518,749

Remarketed preferred shares outstanding
at beginning and end of period	320	320

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	10/31/06	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02

Net asset value,
beginning of period
(common shares)	$14.78	$15.26	$14.48	$14.92	$14.74	$14.69

Investment operations:
Net investment income (a)	.32	.71	.74	.80	.84	.95

Net realized and unrealized
gain (loss) on investments	.49	(.33)	.83	(.47)	.28	.02

Total from
investment operations	.81	.38	1.57	.33	1.12	.97

Distributions to preferred shareholders:
From net investment income	(.06)	(.08)	(.05)	(.03)	(.04)	(.06)

From net realized
gain on investments	—	(.01)	—	—	(.01)	—(e)

Total from investment operations
(applicable to common shares)	.75	.29	1.52	.30	1.07	.91

Distributions to common shareholders:
From net investment income	(.31)	(.65)	(.74)	(.74)	(.82)	(.83)

From net realized
gain on investments	—	(.15)	—	—	(.07)	(.03)

Total distributions	(.31)	(.80)	(.74)	(.74)	(.89)	(.86)

Increase from
shares repurchased	—	.03	—	—	—	—

Net asset value,
end of period
(common shares)	$15.22	$14.78	$15.26	$14.48	$14.92	$14.74

Market price,
end of period
(common shares)	$13.65	$13.14	$13.45	$12.82	$13.44	$13.82

Total return at market price
(common shares) (%)(b)	6.31*	3.59	10.85	0.81	3.73	5.51

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$68,768	$66,798	$70,287	$66,714	$68,715	$67,887

Ratio of expenses to
average net assets (%)(c,d)	.62*	1.25	1.21	1.16	1.20	1.20

Ratio of net investment income
to average net assets (%)(c)	1.75*	4.13	4.60	5.11	5.41	5.97

Portfolio turnover rate (%)	20.81*	11.57	49.71	20.89	22.00	11.82

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam California Investment Grade Municipal Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax and California personal income tax, as Putnam Investment Management, LLC, (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes to be consistent with preservation of capital. The fund may be affected by economic and political developments in the state of California.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $79,682,256, resulting in gross unrealized appreciation and depreciation of $4,412,019 and $2,773, respectively, or net unrealized appreciation of $4,409,246.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2006 was 3.30% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended October 31, 2006, the fund incurred $36,433 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended, October 31, 2006, the fund’s expenses were reduced by $15,542 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $256, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $18,834,669 and $17,140,910, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six-month period ended October 31, 2006, the fund did not repurchase any common shares.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting results (Unaudited)

The annual meeting of shareholders of the fund was held on October 30, 2006.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Common and preferred shares
	Votes for	Votes withheld

Jameson A. Baxter	4,148,644	188,182

Charles B. Curtis	4,148,644	188,182

Myra R. Drucker	4,148,644	188,182

Charles E. Haldeman, Jr.	4,146,812	190,014

Paul L. Joskow	4,148,444	188,382

Elizabeth T. Kennan	4,148,644	188,182

George Putnam, III	4,148,644	188,182

W. Thomas Stephens	4,148,644	188,182

Richard B. Worley	4,148,644	188,182

	Preferred shares
	Votes for	Votes withheld

John A. Hill	274	—

Robert E. Patterson	274	—

All tabulations are rounded to nearest whole number.

A shareholder proposal requesting the Trustees to take the steps necessary to merge the fund into Putnam California Tax Exempt Income Fund, an open-end fund, or otherwise to permit shareholders to realize the net asset value of their shares was not voted on at the October 30, 2006 meeting.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Charles A. Ruys de Perez
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and BSA
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer, and
One Post Office Square	Compliance Liaison	Judith Cohen
Boston, MA 02109		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Custodian	Senior Vice President
Putnam Fiduciary	and Treasurer	Wanda M. McManus
Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer
John A. Hill, Chairman	Assistant Treasurer and	and Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer
Vice Chairman
Charles B. Curtis	Beth S. Mazor
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Richard S. Robie, III
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley	Francis J. McNamara, III
Vice President and
Chief Legal Officer

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA702 239286 12/06

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the period, Portfolio Member James St. John was named Portfolio Leader following the departure of Portfolio Leader David Hamlin. In addition, Brad Libby and Thalia Meehan were named Portfolio Members of the fund.

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Brad Libby	2006	Putnam	Tax Exempt Specialist.
		Management	Previously, Analyst.
2001 – Present

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed Income Team
		Management	Previously, Director Tax Exempt Research
		1989 – Present

Other accounts managed by the fund’s portfolio managers. The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that were managed as of the end of the fund’s fiscal period by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the period. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
Portfolio			Other accounts that pool		account programs and single-
Leader or	Other SEC-registered open-end		assets from more than one		sponsor defined contribution
Member	and closed-end funds		client		plan offerings)

	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts

Brad Libby	20	$9,713,500,000	3	$ 900,000	3	$ 481,600,000

Thalia Meehan	20	$9,713,500,000	3	$ 900,000	3	$ 482,400,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Fund ownership. The following table shows the dollar ranges of shares of the fund owned as of October 31,, 2005 and October 31, 2006 by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the fund’s fiscal period, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

May 1 - May 31,
2006	-	-	-	372,366
June 1 - June 30,				372,366
2006	-	-	-
July 1 - July 31,				372,366
2006	-	-	-
August 1 - August				372,366
31, 2006	-	-	-
September 1 -				372,366
September 30, 2006	-	-	-
October 1 - October				372,366
31, 2006	-	-	-

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 230,355 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 460,709 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Investment Grade Municipal Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006